UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) November 1, 2004

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


             0-28839                               13-1964841
      (Commission File Number)               (IRS Employer Identification No.)


      180 Marcus Boulevard, Hauppauge, New York                  11788
      (Address of Principal Executive Offices)                (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 1.01 Entry into a Material Definitive Agreement

     On November 1, 2004, Audiovox Corporation ("the Company") and UTStarcom ("UTSI") entered into an agreement ("the Agreement") to clarify and amend specified sections of the Asset Purchase Agreement dated June 11, 2004. The Agreement, among other things, includes Quintex receivables and Vendor receivables in the definition of net assets and waives the Sarbanes-Oxley 404 condition as set forth in Section 7.02 (j) of the Asset Purchase Agreement. You should read a copy of the Agreement which is attached as Exhibit 99.1 to this report for a more complete understanding of the terms.

Item 1.02 Termination of a Material Definitive Agreement

     The Company's fifth amended and restated credit agreement expired on November 1, 2004 as a result of the sale of substantially all the assets of Audiovox Communications Corp. ("ACC") to UTSI and the purchase by the Company of Toshiba Corporation's interest in ACC and the repayment by ACC of the Toshiba convertible note.

Item 2.01 Completion of Disposition of Assets

     On November 1, 2004, Audiovox Corporation ("the Company") completed the sale of select assets and certain liabilities of its majority owned subsidiary Audiovox Communications Corporation ("ACC or Wireless") to UTStarcom ("UTSI") . As consideration for the sale, Audiovox Corporation received $165,100 ("Purchase Price") subject to a net working capital adjustment. If the net working capital adjustment is less than $40,000, then the Purchase Price will be adjusted downward in an amount equal to the deficiency, and if the net working capital balance exceeds $40,000, then the Purchase Price will be adjusted upwards in an amount equal to the excess. In addition, 5% of the purchase price or $8,255 has been placed in escrow for 120 days. Immediately prior to the closing of the asset sale, ACC repaid to Toshiba, a former minority interest shareholder in ACC, $8,107 as payment in full of the outstanding principal amount of the convertible note due to Toshiba and the Company purchased from Toshiba its remaining 20% interest in ACC for $5,483.

     In connection with the closing, ACC's Chief Executive Officer's employment agreement with ACC was terminated and pursuant to his employment agreement and his long-term incentive compensation award he received $4,000. ACC also purchased certain of Mr. Christopher's personally held intangibles for $16,000. In addition, the Company's Chairman and Chief Executive Officer received $1,916 upon the closing of the asset sale pursuant to an amendment to a long-term incentive compensation award.

     A copy of the press release discussing the completion of this sale is attached hereto as Exhibit 99.2.

     The sale of select assets and certain liabilities of the Wireless business is more fully described in the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 7, 2004.

Item 5.02 Departure of Principal Officer

     Effective November 1, 2004, Philip Christopher resigned his position as Executive Vice President of the Company.

Item 8.01 Other Events

     On November 1, 2004, the Company obtained a credit line to fund the short-term working capital needs of the Company. This line expires on January 31, 2005 and allows aggregate borrowings of up to $25,000 at an interest rate of Prime (or similar designations) plus 1%. A copy of this credit line arrangement is annexed hereto as Exhibit 99.3.


     On November 2, 2004 at 10:00 a.m., the Company held a conference call to discuss its financial results for the quarter ended August 31, 2004. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.4.

Item 9.01 Financial Statements and Exhibits

Unaudited Pro Forma Financial Statements

     The following unaudited pro forma financial statements give effect to the sale of substantially all of the assets (excluding certain receivables) and the assumption by UTStarcom ("UTSI") of certain liabilities (excluding intercompany accounts payable, income taxes, subordinated debt and certain accrued expenses), relating to our wireless business. The unaudited pro forma consolidated balance sheet and statements of earnings filed with this report are presented for illustrative purposes only. The pro forma balance sheet as of August 31, 2004 has been prepared to reflect the sale of substantially all of the assets and the assumption by UTSI of certain liabilities, relating to our wireless business to UTSI as if such sale had taken place on August 31, 2004, and is not necessarily indicative of the financial position of the Company had such sale occurred on that date. The pro forma statements of earnings for the nine months ended August 31, 2004 and the year ended November 30, 2003 have been prepared assuming that the transaction occurred as of the beginning of each of these periods, and are not necessarily indicative of the results of operations for future periods or the results that actually would have been realized had we sold the select assets and liabilities of our wireless business as of those dates. The pro forma financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the Company included in our Form
10-K/A for the year ended November 30, 2003, and the unaudited financial statements filed in our Form 10-Q for the quarter ended August 31, 2004.

      Our wireless business consisted of ACC and Quintex Mobile Communications Corp., or Quintex, which is a wholly-owned subsidiary of ACC. ACC markets wireless handsets and accessories primarily on a wholesale basis to wireless carriers in the United States and carriers overseas primarily in the CDMA (Code Division Multiple Access) market. Quintex is a small operation for the direct sale of handsets, accessories and wireless telephone service. Quintex also receives residual fees and activation commissions from the carriers.

      Costs and expenses attributed to the Wireless business include direct costs primarily associated with that business as well as interest and certain shared expenses, including treasury, legal and human resources, based upon estimated usage. Certain items are maintained at the Company's corporate headquarters (Corporate) and are not allocated to the Wireless business. They primarily include costs associated with accounting and certain executive officer salaries and bonuses and certain items including investment securities, equity investments, deferred income taxes, certain portions of excess cost over fair value of assets acquired, jointly-used fixed assets and debt. The jointly-used fixed assets are Audiovox's management information systems, which is jointly used by the wireless and electronics businesses and Corporate. A portion of the management information systems costs, including depreciation and amortization expense, are allocated to the segments based upon estimates made by management. As such, these financial statements do not reflect other non-direct cost savings that may occur as a result of focusing our efforts on just our consumer electronics business going forward.

     The following unaudited pro forma consolidated balance sheet represents the August 31, 2004 balance sheet adjusted to reflect the sale of the Wireless business, pursuant to the asset purchase agreement, as if such transaction had taken place on August 31, 2004:

                                       Pro forma Consolidated Balance Sheet
                                               As of August 31, 2004
                                 (Unaudited, in thousands, except per share data)


                                                                    (Net Assets
                                                  As Reported         To Be Sold)/           Other             Pro Forma
                                                   August 31,      Consideration to        Pro Forma           August 31,
                                                     2004            be Received          Adjustments             2004
                                                  -----------      ----------------      -------------         -----------

Assets
   Current assets:
      Cash                                        $     8,592        $ 177,231  (a)       $(109,062) (f)        $  33,155
                                                                       (13,590) (b)          (1,916) (g)
                                                                       (28,100) (c)               -
      Amounts due from UTSI                                 -            8,255  (c)               -                 8,255
      Accounts receivable, net                        222,120           (1,684) (d)               -               220,436
      Inventory                                       165,126                -                    -               165,126
      Receivables from vendors                         11,092           (4,341) (d)               -                 6,751
      Prepaid expenses and other current
        assets                                         10,477             (541) (d)               -                 9,936
      Deferred income taxes                             8,196                -                    -                 8,196
      Assets held for sale                            170,646         (170,646) (d)               -                     -
                                                  -----------        ----------           ----------            ---------
        Total current assets                          596,249          (33,416)            (110,978)              451,855

   Investment securities                                7,548                -                    -                 7,548
   Equity investments                                  13,138                -                    -                13,138
   Property, plant and equipment, net                  18,896                -                    -                18,896
   Excess cost over fair value of assets
      acquired                                          7,195             (717) (b)               -                 7,019
                                                                           541  (d)
   Intangible assets                                    8,043                -                    -                 8,043
   Other assets                                           458                -                    -                   458
                                                  -----------        ----------           ----------            ---------
                                                  $   651,527        $ (33,592)           $(110,978)            $ 506,957
                                                  ===========        ==========           ==========            =========

Liabilities and Stockholders' Equity
   Current Liabilities:
      Accounts payable                            $    28,199         $      -            $       -             $  28,199
      Accrued expenses and other current
        liabilities                                    24,810            1,013  (d)               -                25,823
      Accrued sales incentives                          7,419                -                    -                 7,419
      Income taxes payable                             12,456                -                    -                12,456
      Bank obligations                                117,597                -             (109,062)(f)             8,535
      Current portion of long-term debt                10,320           (8,107) (b)               -                 2,213
      Liabilities related to assets held for
        sale                                           87,189          (87,189) (d)               -                     -
                                                  -----------        ----------           ----------            ---------
        Total current liabilities                     287,990          (94,283)            (109,062)               84,645

   Long-term debt                                       7,388                -                    -                 7,388
   Capital lease obligations                            6,022                -                    -                 6,022
   Deferred income taxes                                1,523                -                    -                 1,523
   Deferred compensation                                6,089                -                    -                 6,089
                                                  -----------        ----------           ----------            ---------
        Total liabilities                             309,012          (94,283)            (109,062)              105,667
                                                  -----------        ----------           ----------            ---------

   Minority interest                                    6,689           (6,200) (b)               -                   489
                                                  -----------        ----------           ----------            ---------



                                                  Page 4 of 13


                                                                    (Net Assets
                                                  As Reported         To Be Sold)/           Other             Pro Forma
                                                   August 31,      Consideration to        Pro Forma           August 31,
                                                     2004            be Received          Adjustments             2004
                                                  -----------      ----------------      -------------         -----------

Commitments and contingencies

Stockholders' equity:
   Preferred stock                                      2,500                -                    -                 2,500
   Common stock:
      Class A                                             208                -                    -                   208
      Class B                                              22                -                    -                    22
   Paid in capital                                    252,752              572  (c)               -               253,324
   Retained earnings                                   91,526              421  (e)               -               156,350
                                                                        66,319  (c)          (1,916) (g)
   Accumulated other comprehensive loss                (2,685)            (421) (e)               -                (3,106)
Treasury stock, at cost                                (8,497)               -                    -                (8,497)
                                                  -----------        ----------           ----------            ---------
        Total stockholders' equity                    335,826           66,891               (1,916)              400,801
                                                  -----------        ----------           ----------            ---------
         Total liabilities and stockholders'
              equity                              $   651,527        $ (33,592)           $(110,978)            $ 506,957
                                                  ============       ==========           ==========            ==========

     In connection with the asset purchase agreement, the following adjustments were recorded:

     (a)  Proceeds  to be  received  at the  closing  of  sale  of our  wireless
          business.   The  purchase  price  of  $165,100  was  affected  by  the following:

          (i) $25,000 payment to former wireless employees, which includes $20,000 to the ACC CEO, for the purchase of intangibles and termination of his employment agreement. This payment is being recorded as a reduction to the gain at the time of closing.

          (ii) $4,000 of accruals for estimated legal, accounting and other acquisition costs.

          (iii)$49,386 positive working capital adjustment. Pursuant to the asset purchase agreement, if the net working capital balance at the time of closing is less than $40,000, then the purchase price will be adjusted downward in an amount equal to the deficiency, and if the net working capital balance exceeds $40,000, then the purchase price will be adjusted upwards in the amount equal to the excess. Subsequent to the signing of the asset purchase agreement, the Company and UTSI entered into an agreement whereby UTSI would acquire certain receivables and additional accrued expenses. These items are recorded as an adjustment to the working capital adjustment.

          (iv) In accordance with the Asset Purchase Agreement, $8,255 (5% of the purchase price) will be placed in escrow by UTSI for a limited amount of time after closing.

     (b) (i) Cash paid to Toshiba, minority stockholder in ACC for the following:

               (a)  debt of $8,107 and;

               (b) $5,483 for Toshiba's 20% minority interest in ACC. Toshiba's 20% minority interest had a book value of $6,200 at August 31, 2004, resulting in a gain of $717.

          (ii) On June 9, 2004, Audiovox purchased 5% of Toshiba's minority interest in ACC for $1,410. Toshiba's 5% minority interest in ACC had a book value of $1,234 at May 31, 2004, resulting in goodwill of $176.

     (c) Reflects estimated taxes of $28,100 and the after-tax pro forma gain of $66,319 which would be recognized on the sale of our wireless business had the transaction occurred on August 31, 2004. The after-tax pro forma gain of $66,319 is calculated by subtracting the net proceeds of pro forma adjustment (a) of $177,231 less:

          (i)  the net book value of ACC net assets sold of $90,495;

          (ii) estimated taxes of $28,100; and

          (iii)a non-cash compensation charge of $572. In connection with the sale of wireless to UTSI, certain ACC employee stock options under the 1997 Stock Option Plan and 1999 Stock Compensation Plan will be extended for one year from the closing. If the sale to UTSI occurred on August 31, 2004, this extension would result in a remeasurement of stock options and would result in a non-cash stock compensation charge of $572 in accordance with FIN 44.

     In accordance with the Asset Purchase Agreement, $8,255 (5% of the purchase price) will be placed in escrow by UTSI for a limited amount of time after closing. These escrow amounts are expected to be collected from UTSI and have been included in the above gain calculation.

     (d) Assets sold to and liabilities assumed by UTSI under the asset purchase agreement and additional agreement. These unaudited amounts represent ACC assets and liabilities which would be sold to UTSI if the transaction had occurred on August 31, 2004.

     (e)  Realization of wireless Canadian cumulative translation gains.

     As a result of the other transactions which would occur pursuant to the asset purchase agreement, the following additional pro forma adjustments were recorded:

     (f) The Company's credit agreement for domestic ban obligations will expire and become due upon the consummation of sale of ACC's assets to UTSI. As a result of the cash proceeds received, Audiovox would repay domestic bank obligations.

     (g) Payment of $1,916 due to Mr. Shalam, Audiovox CEO, for Long Term Incentive Compensation Award related to ACC stock appreciation rights granted on May 29, 2002. These stock appreciations rights were granted in order to reward Mr. Shalam if a controlling interest in ACC was acquired by a third party. The sale of ACC assets to UTSI and Audiovox's exit from the wireless business was deemed to be a change in the controlling interest of ACC as UTSI will be controlling and operating the wireless business. Accordingly, this payment from Audiovox will be an operating charge to Audiovox Corporation at the time of closing.

     The following pro forma and unaudited statement of earnings for the nine months ended August 31, 2004, represents the results of operations as if the sale of the wireless business pursuant to the asset purchase agreement occurred on November 30, 2003:

                                   Pro Forma Consolidated Statement Of Earnings
                                     For The Nine Months Ended August 31, 2004
                            (Unaudited, in thousands, except share and per share data)

                                                                                     Pro Forma         Pro Forma
                                                                  As Reported       Adjustments        Reported
                                                                  ------------      ------------      ------------
Net sales                                                         $    417,533      $       --        $    417,533
Cost of sales                                                          351,406              --             351,406
                                                                  ------------      ------------      ------------
Gross profit                                                            66,127              --              66,127
                                                                  ------------      ------------      ------------

Operating expenses:
    Selling                                                             23,144              --              23,144
    General and administrative                                          36,200              (371) (a)       35,829
    Warehousing and technical support                                    3,404              --               3,404
                                                                  ------------      ------------      ------------
        Total operating expenses                                        62,748              (371)           62,377
                                                                  ------------      ------------      ------------
                                                                                                             3,750
Operating income                                                         3,379               371
                                                                  ------------      ------------      ------------

Other income (expense):
    Interest and bank charges                                           (2,682)              420 (b)        (2,262)
    Equity in income of equity investees                                 3,706              --               3,706
    Other, net                                                           1,663               414 (c)         2,077
                                                                  ------------      ------------      ------------
        Total other income (expense), net                                2,687               834             3,521
                                                                  ------------      ------------      ------------

Income from continuing operations before provision for income
    taxes, minority interest and discontinued operations                 6,066             1,205             7,271

Provision for income taxes                                               3,042               500 (d)         3,542
Minority interest expense                                                 (710)             --                (710)
                                                                  ------------      ------------      ------------

Income from continuing operations                                        2,314               705             3,019
Income from discontinued operations, net of tax                          8,577            (8,577) (e)         --
                                                                  ------------      ------------      ------------
Net income                                                        $     10,891      $     (7,872)     $      3,019
                                                                  ============      ============      ============

Earnings per common share (basic)
    From continuing operations                                    $       0.11                        $       0.14
    From discontinued operations                                          0.39                                 --
                                                                  ------------                        ------------
Net income per common share (basic)                               $       0.50                        $       0.14
                                                                  ============                        ============

Earnings per common share (diluted)
    From continuing operations                                    $       0.10                        $       0.14
    From discontinued operations                                          0.39                                --
                                                                  ------------                        ------------
Net income per common share (diluted)                             $       0.49                        $       0.14
                                                                  ============                        ============

Weighted average number of common shares outstanding
    (basic)                                                         21,945,364                          21,945,364
                                                                  ============                        ============
Weighted average number of common shares outstanding
    (diluted)                                                       22,363,733                          22,363,733
                                                                  ============                        ============


     Pro forma adjustments to reflect the sale of the wireless business to UTSI pursuant to the asset purchase agreement include:

     (a) Reversal of bonus expense for Audiovox Corporation officers based on ACC pre-tax income.

     (b) Represents reduction of interest expense that would be recognized due to the payment of domestic bank obligations.

     (c) Rental income which would be recorded by Audiovox Corporation in connection with an operating lease between Audiovox Corporation and ACC, which currently requires monthly lease payments of $46. Audiovox Corporation and UTSI anticipate extending such lease subsequent to closing. As such, rental income of $414 ($46 times 9 months) for the nine months has been recorded.

     (d)  Tax effect of pro forma adjustments.

     (e)  Elimination of operating results of the wireless business.

     In addition, costs and expenses attributed to the wireless business include direct costs primarily associated with that business as well as interest and certain shared expenses, including treasury, legal and human resources. As such, these financial statements do not reflect other non-direct cost savings that may occur as a result of focusing our efforts on just the continuous monitoring business going forward.

     The following pro forma and unaudited statement of operations for the year ended November 30, 2003 represents the results of operations as if the sale of the wireless business pursuant to the asset purchase agreement occurred on November 30, 2002 and includes adjustments relating to the Recoton acquisition (see footnote 1).

                                  Pro Forma Consolidated Statement Of Operations
                                    For The Fiscal Year Ended November 30, 2003
                            (Unaudited, in thousands, except share and per share data)


                                                           Revised      Pro Forma          Other        Pro Forma
                                                        As Reported(1) Adjustments(a)   Adjustments      Reported
                                                        -------------- -------------    -----------    ------------

Net sales                                                 $ 1,366,763  $ (806,210)     $       -       $   560,553
Cost of sales                                               1,253,092    (768,233)             -           484,859
                                                          ------------ -----------     ----------      ------------
Gross profit                                                  113,671     (37,977)             -            75,694
                                                          ------------ -----------     ----------      ------------

Operating expenses:
    Selling                                                    33,413     (10,959)             -            22,454
    General and administrative                                 94,050     (16,773)           800 (b)        77,852
                                                                                            (225)(c)
    Warehousing and technical support                           5,029      (2,827)             -             2,202
                                                          ------------ -----------     ----------      ------------
        Total operating expenses                              132,492     (30,559)           575           102,508
                                                          ------------ -----------     ----------      ------------
Operating income (loss)                                       (18,821)     (7,418)          (575)          (26,814)
                                                          ------------ -----------     ----------      ------------

Other income (expense):
    Interest and bank charges                                  (6,189)      1,752          1,417(d)         (4,186)
                                                                                          (1,166)(e)
    Equity in income of equity investees                        3,279          54                            3,333
    Other, net                                                    739          (5)           552 (f)         1,286
                                                          ------------ -----------     ----------      ------------
        Total other income (expense), net                      (2,171)      1,801            803               433
                                                          ------------ -----------     ----------      ------------

Income (loss) before provision for income taxes
    and minority interest                                     (20,992)     (5,617)           228           (26,381)

Provision for (recovery of) income taxes                       (6,447)     (1,776)            95 (g)        (8,128)
Minority interest (expense)                                      (390)      1,066              -               676
                                                          ------------ -----------     ----------      ------------
Net income (loss)                                         $   (14,935) $   (2,775)     $     133       $   (17,577)
                                                          ============ ===========     ==========      ============

Net income (loss) per common share (basic)                $     (0.68)                                 $    (0.80)
                                                          ============                                 ===========

Net income (loss) per common share (diluted)              $     (0.68)                                 $    (0.80)
                                                          ============                                 ===========

Weighted average number of common shares
    outstanding (basic)                                    21,854,610                                   21,854,610
                                                          ===========                                  ===========
Weighted average number of common shares
    outstanding (diluted)                                  22,054,320                                   22,054,320
                                                          ===========                                  ===========

         Pro forma and other adjustments to reflect the sale of the wireless business to UTSI pursuant to the asset purchase agreement include:

     (a)  Elimination of operating results of the wireless business.

     (b) Reflects Corporate allocations which were originally charged to ACC, that would be recorded as an expense of Audiovox Corporation.

     (c) Reversal of bonus expense for Audiovox Corporation officers based on ACC pre-tax income.

     (d) Represents reduction of interest expense that would be recognized due to the payment of domestic bank obligations.

         (e) Reversal of Audiovox Corporation intercompany interest income received from ACC.

     (f) Rental income which would be recorded by Audiovox Corporation in connection with an operating lease between Audiovox Corporation and ACC, which currently requires monthly lease payments of $46. Audiovox Corporation and UTSI anticipate extending such lease subsequent to closing. As such, rental income of $552 ($46 times 12 months) for twelve months has been recorded.

     (g)  Tax effect of pro forma adjustments.

     In addition, costs and expenses attributed to the wireless business include direct costs primarily associated with that business as well as interest and certain shared expenses, including treasury, legal and human resources. As such, these financial statements do not reflect other non-direct cost savings that may occur as a result of focusing our efforts on just the continuous monitoring business going forward.

(1) On July 8, 2003, the Company acquired certain operations of Recoton Corporation. The Revised As Reported amounts include pro forma adjustments of the Recoton acquisition, and the following table displays a reconciliation between the "As Reported" amounts in the Company's November 30, 2003 Form 10-K:


                                                              Pro Forma           Other         Revised As
                                           As Reported     Adjustments (2)   Adjustments (3)     Reported

Net sales                                   $  1,323,902      $     69,238      $    (26,377)     $  1,366,763
Cost of sales                                  1,199,696            68,786           (15,390)        1,253,092
                                            ------------      ------------      ------------      ------------
Gross profit                                     124,206               452           (10,987)          113,671
                                            ------------      ------------      ------------      ------------

Operating expenses:
   Selling                                        36,514              --              (3,101)           33,413
   General and administrative                     60,106            38,838            (4,894)           94,050
   Warehousing and technical support               5,783              --                (754)            5,029
                                            ------------      ------------      ------------      ------------
     Total operating expenses                    102,403            38,838            (8,749)          132,492
                                            ------------      ------------      ------------      ------------
Operating income (loss)                           21,803           (38,386)           (2,238)          (18,821)
                                            ------------      ------------      ------------      ------------

Other income (expense):
   Interest and bank charges                      (4,602)           (2,244)              657            (6,189)
   Equity in income of equity investees            3,279              --                --               3,279
   Other, net                                        556              --                 183               739
                                            ------------      ------------      ------------      ------------
     Total other income (expense), net              (767)           (2,244)              840            (2,171)
                                            ------------      ------------      ------------      ------------

Income (loss) before provision for
   income taxes and minority interest             21,036           (40,630)           (1,398)          (20,992)
Provision for (recovery of) income
   taxes                                           9,407           (14,574)           (1,280)           (6,447)
Minority interest (expense)                         (390)             --                --                (390)
                                            ------------      ------------      ------------      ------------

Net income (loss)                           $     11,239      $    (26,056)     $       (118)     $    (14,935)
                                            ============      ============      ============      ============

Net income (loss) per common share
   (basic)                                  $       0.51                                          $      (0.68)
                                            ============                                          ============
Net income (loss) per common share          $       0.51                                          $      (0.68)
   (diluted)                                ============                                          ============

Weighted average number of common
   shares outstanding (basic)                 21,854,610                                            21,854,610
                                            ============                                          ============
Weighted average number of common
   shares outstanding (diluted)               22,054,320                                            22,054,320
                                            ============                                          ============


     (2) Represents pro forma adjustments as if the Recoton acquisition occurred on November 30, 2002.

     (3) Represents actual Recoton results included in the statement of operations beginning on July 8, 2003. These amounts are removed from operating results because pro forma adjustment (2) includes pro forma results for the full fiscal year.

     In addition, costs and expenses attributed to the wireless business include direct costs primarily associated with that business as well as interest and certain shared expenses, including treasury, legal and human resources. As such, these financial statements do not reflect other non-direct cost savings that may occur as a result of focusing our efforts on just the continuous monitoring business going forward.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           AUDIOVOX CORPORATION (Registrant)



Date:    November 5, 2004                 /s/ Charles M.  Stoehr
                                           -----------------------------------
                                                Charles M.  Stoehr
                                                Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX




   Exhibit No.           Description

       99.1              Agreement between Audiovox Corporation and UTStarcom
                           dated November 1, 2004 (filed herewith).

       99.2              Press release entitled "Audiovox Corporation Completes
                           Sale of Cellular Subsidiary to UTStarcom" (filed herewith).

       99.3              Credit Line Agreement with JP Morgan Chase (filed
                           herewith).

       99.4              Transcript of conference call held on November 2, 2004
                           at 10:00 a.m. (filed herewith).